CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT AND
                      SECTION 906 OF THE SARBANES-OXLEY ACT

I, Christopher H. Browne, President of Tweedy, Browne Fund Inc. (the "Registrant"), certify that:

   1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

   2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    September 26, 2006              /s/ Christopher H. Browne
     -------------------------------     ---------------------------------------
                                         Christopher H. Browne, President
                                         (principal executive officer)

I, Robert Q. Wyckoff, Jr., Treasurer of Tweedy, Browne Fund Inc. (the "Registrant"), certify that:

   1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

   2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    September 26, 2006               /s/ Robert Q. Wyckoff, Jr.
     -------------------------------     ---------------------------------------
                                         Robert Q. Wyckoff, Jr., Treasurer
                                         (principal financial officer)